UNITED STATES SECURITIES
AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D)OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 1, 2004

                                 RENT-WAY, INC.
(Exact Name of Registrant as Specified in Its Charter)

                                PENNSYLVANIA
State or Other Jurisdiction of Incorporation)

0-22026                                                          25-1407782
(Commission File Number)                      (IRS Employer Identification No.)

One RentWay Place, Erie, Pennsylvania               16505
(Address of Principal Executive Offices)           (Zip Code)

           (814) 455-5378
Telephone Number, Including Area Code)

           Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

        On October 1, 2004, Rent-Way, Inc. issued a press release reporting preliminary unaudited revenues for the fiscal 2004 fourth quarter and full year and an update on the impact of the recent hurricanes on its Florida stores. The release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

        The information contained in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

Item 9.01 Financial Statements and Exhibits.

(c)     Exhibits:

         99.1 Press release dated October 1, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rent-Way, Inc.

Date:   October 1, 2004                     By:      /s/ William A. McDonnell
                                                                         Name:   William A. McDonnell
                                                                         Title:  Vice President & CFO

EXHIBIT INDEX

Exhibit Number           Description
          99.1                      Press Release dated October 1, 2004.